THE VANTAGEPOINT FUNDS

Supplement dated October 14, 2009 to the Prospectus dated May 1, 2009 and Supplemented July 20, 2009

This supplement provides information about current and proposed changes to the
Vantagepoint Funds listed in the charts below.

IMMEDIATE CHANGES

The following changes are effective immediately, and are described in greater detail in the section of this supplement referenced in the chart below.

Affected Fund	Description of Changes	Section(s)
Vantagepoint Money Market Fund	Removal of description of the U.S. Treasury’s Guarantee Program for Money Market Funds (which expired) and related fee changes	IV, VII
Vantagepoint International Fund	Replacement of subadviser and related fee changes	V, VII
Vantagepoint Diversified Assets Fund	Appointment of Payden & Rygel as subadviser to the fund for a low duration bond strategy and related fee changes	VI, VII
Vantagepoint Model Portfolio Funds: Model Portfolio All-Equity Growth Fund	Changes in annual fund operating expenses resulting from fee changes for the underlying International Fund and Diversified Assets Fund	VII
Vantagepoint Milestone Funds: Milestone 2010 Fund Milestone 2015 Fund Milestone 2025 Fund Milestone 2030 Fund Milestone 2035 Fund	Changes in annual fund operating expenses resulting from fee changes for the underlying International Fund and Diversified Assets Fund	VII
All Funds	Changes to Shareholder Information — Valuation of the Funds’ Investment Securities	VIII

FUTURE CHANGES

At a meeting on September 25, 2009 (“September Meeting”), Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of Directors of The Vantagepoint Funds (“Board”) approved, certain changes summarized in the chart below. These are described in more detail in the section of the supplement referenced in the chart. These changes are expected to become effective in January 2010.

Affected Fund	Description of Changes	Section
Vantagepoint Milestone Funds:
Milestone Retirement Income Fund
Milestone 2010 Fund
Milestone 2015 Fund
Milestone 2020 Fund
Milestone 2025 Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund
	Change in principal investment strategies	I
Vantagepoint Model Portfolio Funds: Model Portfolio Savings Oriented Fund Model Portfolio Conservative Growth Fund Model Portfolio Traditional Growth Fund Model Portfolio Long-Term Growth Fund	Change in principal investment strategies	II
Vantagepoint Diversified Assets Fund	Change in principal investment strategies and addition of new subadvisers	III

These changes will be included in a proposed amendment to The Vantagepoint Funds’ registration statement expected to be filed with the Securities and Exchange Commission (“SEC”) in October 2009, and are subject to further modification during the filing process. Once filed, the full text of the proposed amendment to The Vantagepoint Funds’ registration statement will be available through the SEC’s EDGAR website at http://www.sec.gov. An amended prospectus will be available and distributed to shareholders in January 2010.

The following is a brief summary of the changes that are expected to be effective in January 2010.

I.	Milestone Funds

Changes are being made to the principal investment strategies of each of the Milestone Funds. In general, these changes involve:

•	Extending by 10 years the point in time at which each “dated” Milestone Fund (i.e., the Milestone Funds that have a date in their name) reaches its final constant target asset allocation;

•	Altering the manner in which the dated Milestone Funds’ assets are allocated over time as depicted by their “glide path”;

•	Altering the final constant target asset allocation of the dated Milestone Funds; and

•	Altering the target asset allocation of the Milestone Retirement Income Fund.

The dated Milestone Funds continue to be designed for investors who expect to begin gradually making withdrawals, typically at or after retirement, in or around the year designated in the dated Milestone Fund’s name. Additional summary information about each change is provided below.

 Extending the “Landing Point” by 10 Years — Each dated Milestone Fund’s glide path will be extended so that each dated Fund will reach its “landing point” (i.e., the point on the glide path at which the target asset allocation becomes constant) 10 years after the year designated in a Fund’s name (rather than during the year designated in its name, as is currently the case). For example, the Milestone 2010 Fund’s target asset allocation will reach its landing point in the year 2020 (instead of 2010) and the Milestone 2015 Fund’s target asset allocation will reach its landing point in the year 2025 (instead of 2015).

 Altering Current and Future Asset Allocations — Extending the landing point by 10 years means that each dated Milestone Fund’s asset allocations over its glide path will change more slowly over time (compared to the asset allocations under the current glide path). The new extended glide path, illustrated below, shows the Milestone Funds’ asset allocations over time to equity and fixed income investments and to investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy fund”). Currently, the Diversified Assets Fund is the only multi-strategy fund. When this new glide path is implemented (expected in January 2010), with the exception of the Milestone 2040 Fund, each dated Milestone Fund’s equity and multi-strategy fund allocations will be higher and its fixed income fund allocation will be lower than they are currently. The Milestone 2040 Fund’s equity allocation will increase and its fixed income allocation will decrease when this new glide path is implemented; this fund is not expected to have an allocation to the multi-strategy fund until January 2011. Similarly, based on the new glide path, in the year in a dated Milestone Fund’s name, the equity and multi-strategy fund allocations will be higher (and the fixed income allocation will be lower) than they would have been under the current glide path.

 Altering Final Target Asset Allocations — With the new landing point depicted in the glide path chart below, the final target asset allocation for each dated Milestone Fund will have a higher allocation to the multi-strategy fund, but lower equity and fixed income allocations as compared to the currently planned final target asset allocations. Specifically, the final target asset allocation for each dated Milestone Fund will be approximately 25% equity investments (currently 30%), 55% fixed income investments (currently 60%), and 20% in the multi-strategy fund (currently 10%). These new final target allocations will match the new target asset allocation for the Milestone Retirement Income Fund. Corresponding changes to underlying Fund allocation ranges for equity, fixed income and multi-strategy funds also will be made.

All dated Milestone Funds follow the same glide path,
regardless of target year.

 New Target Asset Allocation for Milestone Retirement Income Fund — The new target asset allocation for the Milestone Retirement Income Fund will be approximately 25% equity investments (currently 30%), 55% fixed income investments (currently 60%), and 20% in the multi-strategy fund (currently 10%); a decrease in equity and fixed income fund allocations and an increase in the multi-strategy fund allocation.

There will be corresponding changes to the allocation ranges for underlying equity, fixed income and multi-strategy funds.

 Fund Combinations — As a result of extending the glide path and moving the landing point of the dated Milestone Funds to 10 years beyond the year designated in a dated Milestone Fund’s name, each dated Milestone Fund’s asset allocation will not approximate that of the Milestone Retirement Income Fund until 10 years after the year designated in the Milestone Fund’s name. Accordingly, consideration of the potential combination of a dated Milestone Fund with the Milestone Retirement Income Fund will be postponed for an additional 10 years. For example, VIA will not be recommending that the Milestone 2010 Fund be combined with the Milestone Retirement Income Fund until after June 30, 2020.

 Rationale — VIA recommended these changes based on its belief that extending the glide path’s landing point an additional 10 years beyond the date in a Milestone Fund’s name, together with the changes to the investment allocations described above, should offer additional diversification and better protect against the risk that a retiree will outlive his or her portfolio. VIA believes that retirement investors’ risk profiles continue to change after withdrawals begin (typically at or after retirement) and that most retirees have an increased need to protect against inflation and preserve capital through long retirement periods. Accordingly, the glide path of the dated Milestone Funds is being refined to not simply go to retirement, but to go into retirement for an additional 10 year period. VIA believes that a more gradual “aging” of the dated Milestone Funds, coupled with the glide path extension, should improve opportunities for capital growth in the earlier years and provide more protection against the risk that inflation will decrease purchasing power in retirement. Further, VIA believes that a lower equity allocation at the landing point should help reduce the potential for risk of loss due to market decline in the later years. Lastly, VIA believes that increasing the allocation to the multi-strategy fund over time offers additional diversification, and should help manage volatility.

 Some Definitions —

Aging:	The process of transitioning, over time, to what VIA considers to be a more conservative asset allocation.

Glide path:	The path which a fund’s asset allocation follows as it changes over time.

Landing point:	The point on the glide path at which the asset allocation becomes constant.

Rebalancing:	Adjusting the fund’s holdings to maintain target asset class and underlying fund weights.

The proposed amendment to The Vantagepoint Funds’ registration statement, as well as the final amended version of the Prospectus, will include updated disclosure reflecting the changes to the Milestone Funds and any additional risks associated therewith.

II.	Model Portfolio Funds

In January 2010, it is expected that certain changes will be made to the principal investment strategies for each Model Portfolio Fund that currently has an asset allocation to fixed income investments (i.e., all Model Portfolio Funds except the Model Portfolio All-Equity Growth Fund). These changes will result in an overall reduction in each Fund’s current fixed income investment allocation, and an increase in the current allocation to the multi-strategy fund, with no change to the current allocation to equity investments. Currently, the Diversified Assets Fund is the only multi-strategy fund. Corresponding changes to underlying Fund asset allocation ranges will be made accordingly. VIA recommended these changes to seek to reduce inflation risk and to offer additional diversification.

These asset allocation changes, which are expected to become effective in January 2010, will result in each Model Portfolio Fund investing in a combination of underlying Vantagepoint Funds to seek to obtain exposure to the approximate percentages for fixed income investments, equity investments, and the multi-strategy fund as shown in the following table:

	Model Portfolio		Model Portfolio		Model Portfolio		Model Portfolio
	Savings Oriented		Conservative Growth		Traditional Growth		Long-Term Growth
	Current	Revised	Current	Revised	Current	Revised	Current	Revised

Fixed Income	65%	55%	50%	41%	30%	25%	15%	13%

Equity	25%	25%	40%	40%	60%	60%	75%	75%

Multi-Strategy	10%	20%	10%	19%	10%	15%	10%	12%

The proposed amendment to The Vantagepoint Funds’ registration statement, as well as the final amended version of the Prospectus, will include updated disclosure reflecting the changes to the Model Portfolio Funds and any additional risks associated therewith.

III.	Diversified Assets Fund

In January 2010, it is expected that a new convertible securities strategy will be added to the Diversified Assets Fund’s other principal investment strategies. In addition, two new subadvisers, Calamos Advisors LLC and Shenkman Capital Management, Inc., will be added as subadvisers for the new convertible securities strategy.

As proposed, the new convertible securities strategy will involve an allocation of a portion of the assets of the Diversified Assets Fund to a portfolio of convertible securities issued by U.S. and/or foreign companies (which may include those in emerging markets). In addition to investing in traditional convertible securities, the Fund’s subadvisers for this strategy also will be able to use a combination of non-convertible bonds with common stocks or equity options in an effort to seek to replicate investment exposure to convertible securities and to manage risk. The Fund’s subadvisers implementing this strategy also will be able to invest in non-convertible bonds and common stocks, as well as Rule 144A or other “restricted” securities (restricted securities are generally considered to be illiquid).

Convertible securities are hybrid securities that possess investment characteristics of both stocks and bonds and include corporate bonds (“convertible bonds”) and preferred stock that may be exchanged for a specific number of shares of the issuing company’s common stock at a conversion price specified at the time of issuance. Many convertible securities are rated below “investment grade” (i.e., they are high yield or “junk” bonds). Accordingly, the new convertible securities strategy will involve certain additional risks, and will heighten certain existing risks, in an investment in the Diversified Assets Fund. Among others, these risks include: (i) convertible securities risk, in that convertible securities have a higher risk of default, tend to be less liquid than traditional, non-convertible investment grade bonds, may have price volatility similar to that of common stocks, and may be sensitive to changes in interest rates (see “Stock Market Risk” on page 76 of the Prospectus, and “Interest Rate Risk,” “Credit Risk” and “Liquidity Risk” on page 77 of the Prospectus); (ii) high yield bond risk, because lower-quality debt securities tend to be more volatile and involve a greater risk of default than higher-quality debt (see “High Yield Bond Risk” on page 78 of the Prospectus); and (iii) foreign securities risk, because the new strategy contemplates investments in securities issued by foreign companies, including those in emerging markets (see “Foreign Securities Risk” on page 76 of the Prospectus).

The proposed amendment to The Vantagepoint Funds’ registration statement, as well as the final amended version of the Prospectus, will include a more complete discussion of the new convertible securities strategy and the additional risks associated therewith, will provide additional information about the two new investment subadvisers for this strategy, and will include updated disclosure reflecting the changes to the Diversified Assets Fund and its associated risks.

The following changes to the Prospectus are effective immediately and should be read together with the Prospectus.

IV.	Money Market Fund

Due to the expiration of the U.S. Treasury’s Guarantee Program for Money Market Funds (the “Guarantee Program”), the expenses of the Short-Term Investments Trust Liquid Assets Portfolio (the “Portfolio”), in which the Money Market Fund invests substantially all of its assets, have decreased, causing the expense ratio of the Money Market Fund to decrease, as set forth in the table in Section VII below. The second and third paragraphs under “Principal Investment Risks” on page 2 of the Prospectus (which discuss the Guarantee Program) also are hereby deleted in their entirety.

V.	International Fund — Investment Subadvisers

At the September Meeting, the Board approved the termination of Capital Guardian Trust Company (“Capital Guardian”) as a subadviser to the Vantagepoint International Fund and appointed Mondrian Investment Partners Limited as a subadviser to the International Fund, effective beginning October 12, 2009. Therefore, the information relating to Capital Guardian on page 27 of the Prospectus is hereby deleted, and the following information should be read in conjunction with the information regarding Investment Subadvisers on page 27 of the Prospectus:

Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, 5th Floor, London, England, EC2V 7JD, serves as a subadviser to the Fund employing an active, value-oriented global strategy. Mondrian has served in this capacity since October 2009. In managing the portion of the assets of the Fund allocated to it, Mondrian seeks to invest in securities that it believes are priced below fair market value based on anticipated future cash flow to shareholders. A company’s expected future real growth and dividend yield, each as determined by Mondrian, play a central role in the firm’s decision making process. Mondrian seeks to apply this methodology consistently to individual securities across all markets and industries.

Ms. Elizabeth Desmond and Mr. Nigel Bliss are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Mondrian and have served in this capacity since October 2009. Ms. Desmond is a Director of Mondrian and is Chief Investment Officer of International Equities and has served as an investment professional with Mondrian since 1991. Mr. Bliss is a Senior Portfolio Manager of the Non-US Equity Team and has served as an investment professional with Mondrian since 1995.

The appointment of Mondrian to manage assets of the International Fund resulted in a change in the Fund’s fees and expenses, as set forth in the table under Section VII below.

An information statement providing additional information on Mondrian, and the Board’s rationale, will be provided to shareholders of the International Fund.

VI.	Diversified Assets Fund — Investment Subadvisers

Payden & Rygel was appointed to manage the Diversified Assets Fund’s opportunistic low duration bond strategy effective September 25, 2009 (the Board had previously appointed Payden & Rygel to manage this strategy (formerly referred to as the global low duration strategy) on an interim basis at a meeting held on March 27, 2009). Certain amendments have been made to the fee schedule of the investment subadvisory agreement with Payden & Rygel in connection with that firm’s appointment to manage the strategy, resulting in a change in the Fund’s fees and expenses, as set forth in the table under Section VII below.

VII.  ANNUAL FUND OPERATING EXPENSES
(Expenses that are Deducted From Fund Assets)

As a result of the change in subadvisers to the International Fund and the Diversified Assets Fund (and resulting changes in the “Acquired Fund Fees & Expenses” of the Milestone Funds and Model Portfolio Funds that invest in the International Fund and Diversified Assets Fund), and due to the decrease in the expense ratio of the Portfolio (in which the Money Market Fund invests substantially all of its assets) from 0.18% to 0.14% (shown below as “Acquired Fund Fees & Expenses”), the table found on page 74 is revised as follows:

				Total
	Management	Subadviser	Other	Annual Fund
Actively Managed Funds	Fee	Fees	Expenses	Expenses

International[1]	0.10%	0.50%	0.48%	1.08%
Diversified Assets[1,3]	0.10%	0.44%	0.42%	0.96%

		Other Expenses			Total
		Acquired		Total	Annual
	Management	Fund Fees &	All Other	Other	Operating
	Fee	Expenses	Expenses	Expenses	Expenses

Money Market[1,5,8]	0.10%	0.14%	0.41%	0.55%	0.65%
Funds of Funds
Model Portfolio Funds[6]
Model Portfolio All-Equity Growth[1]	0.10%	0.95%	0.05%	1.00%	1.10%
Milestone Funds[6]
Milestone 2010[1]	0.10%	0.75%	0.13%	0.88%	0.98%
Milestone 2015[1]	0.10%	0.77%	0.09%	0.86%	0.96%
Milestone 2025[1]	0.10%	0.80%	0.11%	0.91%	1.01%
Milestone 2030[1]	0.10%	0.81%	0.13%	0.94%	1.04%
Milestone 2035[1]	0.10%	0.79%	0.21%	1.00%	1.10%

1 These fees have been restated to reflect current fees.

3 With respect to the portion of the Diversified Assets Fund for which it employs a short-duration fixed income strategy, Payden & Rygel has agreed to waive a portion of its subadvisory fee until April 30, 2010 to the extent necessary so that its fee will not exceed 0.08%. With this fee waiver, Subadvisory Fees would be 0.43% and Total Annual Fund Expenses would be 0.95%.

5 Shareholders of the Money Market Fund indirectly pay the expenses of the underlying Short-Term Investments Trust Liquid Assets Portfolio (the “Portfolio”) in which the Money Market Fund invests. The Annual Fund Expenses for the Money Market Fund shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include Acquired Fund Fees and Expenses.

6 Shareholders in the Model Portfolio and Milestone Funds indirectly pay the expenses of the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest. The Acquired Fund Fees and Expenses may change over time and will differ depending on a Model Portfolio or Milestone Fund’s asset allocation in the underlying Vantagepoint Funds. The Annual Fund Expenses (both total and net) for the Model Portfolio Funds and Milestone Funds shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include Acquired Fund Fees and Expenses.

8 This information is derived from a supplement to the Portfolio’s prospectus dated September 21, 2009: Effective July 1, 2009, the investment adviser of the Portfolio, in which the Money Market Fund invests substantially all of its assets, has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Portfolio’s total annual fund operating expenses (excluding certain items discussed below) to 0.14%. In determining the Portfolio’s investment adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) extraordinary or non-routine items; (iv) expenses related to a merger or reorganization, as approved by the Portfolio’s board of trustees; and (v) expenses that the

Portfolio has incurred but did not actually pay because of an expense offset arrangement. Currently the expense offset arrangements from which the Portfolio benefits are in the form of credits that the Portfolio receives from banks where it, or its transfer agent, has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Portfolio.

Also, as a result of the above-referenced changes, the table found on page 75 is revised as follows:

Example

Actively Managed Funds	1 yr	3yrs	5 yrs	10 yrs

International	$111	$345	$598	$1,323
Diversified Assets	$97	$306	$532	$1,181
Money Market*	$67	$209	$363	$812
Funds of Funds
Model Portfolio Funds**
Model Portfolio All-Equity Growth	$113	$352	$609	$1,346
Milestone Funds**
Milestone 2010	$100	$314	$544	$1,206
Milestone 2015	$98	$307	$533	$1,182
Milestone 2025	$104	$323	$560	$1,241
Milestone 2030	$107	$333	$577	$1,276
Milestone 2035	$113	$352	$609	$1,346

* Reflects expenses of both the Money Market Fund and its underlying fund, the Short-Term Investments Trust Liquid Assets Portfolio.

** Reflects an estimate of the indirect expenses of the underlying Funds.

VIII.  Shareholder Information
Valuation of the Funds’ Investment Securities

The second paragraph under Share Accounting for All Funds on page 85 is hereby replaced with the following:

The price of a share is known as its net asset value or NAV. The daily NAV of a share is determined as of the close of each business day by adding the value of all of a Fund’s investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment in a Fund equals the number of shares you own multiplied by the current day’s NAV.

The second paragraph under “Valuation of the Funds’ Investment Securities — Other Vantagepoint Funds” on page 85 of the Prospectus is hereby replaced with the following:

Each Fund normally obtains market values for its securities and other instruments from independent pricing services that use reported last sale or official closing prices, current market quotations or, if market prices are not readily available, valuations from computerized “matrix” systems that derive values based on comparable securities or valuation or similar models. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at its fair value in accordance with procedures adopted by the Funds’ Board of Directors. The Board of Directors has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds’ Pricing Committee. Determinations of the Pricing Committee are subject to review by the Board of Directors, generally at its next scheduled quarterly meeting after the fair valuations are determined.

The sixth paragraph under “Valuation of the Funds’ Investment Securities — Other Vantagepoint Funds” on page 85 is hereby replaced with the following:

Securities issued by open-end investment companies held by a Fund normally will be valued using the respective NAVs of such companies.

The last paragraph on page 85 regarding the Short-Term Investments Trust Liquid Assets Portfolio is replaced with the following:

For the Short-Term Investments Trust Liquid Assets Portfolio (“Portfolio”) in which the Money Market Fund invests, the Portfolio’s NAV is calculated using the amortized cost method, as described in the Portfolio’s registration statement.

This supplement is not meant to revise any other information found in the above-referenced tables, in the Prospectus, or in any other Prospectus supplement.

Please retain this supplement for future reference.

SUPP-011-200910-322A